UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA 02481

(Address of principal executive offices)(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period: 4/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE FUND

SEMI-ANNUAL REPORT

APRIL 30, 2013

1-877- 441- 4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Fund Shareholder,

We are pleased to present this report on your fund for the six months ended April 30, 2013.

The Miller Convertible Fund posted six months of positive absolute returns, our continuing goal over a complete bull-and-bear cycle.  The fund’s performance since inception and for the six months ended April 30, 2013 is as follows:

	Six Months Ended April 30, 2013	Annualized Since Inception
A shares (MCFAX.LW)	11.27%	5.88% (12/27/07)
I shares (MCIFX)	11.60%	6.50% (12/27/07)
C shares (MCFCX)	11.08%	7.83% (12/01/09)

The fund’s total net assets under management ended the period at approximately $298,600,000.

As our long-term holders know, we generally expect to underperform both the major stock indexes and the widely quoted convertible benchmarks in strongly rising markets, including the one we have seen over the past six months. We are pleased to have been able to provide clients with competitive returns even as we have sought to maintain our philosophy of seeking principal protection as our top goal, with capital appreciation important but secondary.

In our shareholder letter for the October 31, 2012 annual report, we noted both that there were significant reasons to worry whether the market’s upward trend could continue, and that markets often rise precisely during times when the proverbial “wall of worry” can appear so daunting.  In the final analysis, we do not know which way the markets are going.  We try to design our portfolio to give our clients the best advantages of convertible bonds:  the upside potential of stocks, the downside protection of bonds.

Strategy Review

We remain committed to the strategy that has served our clients well since the 1991 founding of Wellesley Investment Advisors, advisor to the Miller Convertible Fund. We invest only in convertible bonds—no preferred shares or other structures—which offer return of the majority of principal, usually within seven years of purchase. We invest almost exclusively in companies making, or expected to make, net income according to Generally Accepted Accounting Principles (GAAP). While we usually invest with an expectation and willingness of remaining invested in the convertible for its full lifespan, we consider selling when the following scenarios occur:

•

An issuer’s credit quality deteriorates

•

The conversion feature of a security is no longer a likely source of capital appreciation

•

We perceive an opportunity to increase diversification

•

We believe more attractive investments are available

Because one of our key risk-management practices involves placing careful limits on prices we pay for bonds, we tend not to purchase convertibles that trade at prices substantially above face value and thus have significantly negative yields to their maturity, put, or call. This discipline often results in elimination of some of the most equity sensitive convertibles. As a result, our performance generally lags broader indexes in rising markets but seeks to decline less in falling ones. In that light, we were actually quite pleased that our fund returned better than 78% of the widely followed S&P 500 over the six-month period, since we generally hope for approximately two-thirds of the upside in rising markets.

At the end of the period we owned approximately 75 convertible bonds, with our largest holding representing less than 4% of the fund’s value. Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented.

Convertible Market Review and Comment

Overall conditions for performance of our existing portfolio were quite favorable.  Remarkably, the largest drawdown (decrease from a new high to a subsequent low) over the six months was only 3.15%. While we are pleased with the performance and always glad to see our shareholders’ assets growing, we are mindful that down markets have occurred regularly throughout modern history, with at least one (and usually two or more) bear markets in every decade. Moreover, sharp declines tend to happen when least expected. As such, we continue to follow investing rules which seek to preserve the capital of our long-term shareholders while still allowing them to participate if the current market rally continues, and in the longer-term growth of the market and the economy regardless of shorter-term fluctuations.

The fund’s total return for the six month period was comprised of approximately 85% capital appreciation and 15% income.  We typically look for a return distribution, over time, closer to 70% capital appreciation and 30% income, but the strong equity market performance led to a bias toward returns from growth.

While the equity market rally continued to be dominated by large-capitalization stocks, we saw distinct improvement in many of the smaller names that make up the core of both the domestic convertible market and our portfolio. We continue to believe that the best use of the convertible asset class revolves around these companies, since convertible bonds offer downside protection for long-term holders, except in default. Each of the top-performing holdings discussed below has a market capitalization of under $1 billion. Such issuers typically offer substantially greater upside potential than larger companies, so that the favorable risk/reward skew of convertible bonds can work in investors’ favor.

As we noted, onward and upward was the theme of the period, with market stumbles relatively few and minor.  There was a fairly brief selloff after the November elections, but by early December the fund had recovered fully and continued higher. The only meaningful pullback thereafter came in mid-April, when concerns over reduced expectations for Chinese growth combined with a sharp decline in the stock of Apple Computer to bring the market and fund down several percentage points. But, once again, the decline was short lived, and April made the semi-annual period six-for-six in positive monthly performance.

What was driving the market and the fund higher? Seemingly, more than anything else, it was an absence of new bad news from Europe combined with steadily, albeit slowly, improving economic numbers domestically. The housing recovery has been a continuing positive story—and housing manufacturers continue to not only supply Americans with new homes but also convertible investors with new bonds.

NEW ISSUANCE

Approximately $17 billion of new domestic convertible paper came to market during the six months.  Some of the new issues that met our criteria were convertible bonds issued by:

•

Iconix Brands (1.2% of our bond portfolio as of 4/30/13), which owns and licenses some of the world’s most recognizable brand names;

•

Molina Healthcare (1.5% of our bond portfolio as of 4/30/13),  a managed care organization specializing in Medicaid services;

•

RTI International Metals (0.4% of our bond portfolio as of 4/30/13), a titanium manufacturer and maker of specialty metals for industrial and consumer uses; and

•

Starwood Property Trust (2.8% of our bond portfolio as of 4/30/13), a top mortgage lender for the commercial and residential markets.

We were encouraged by the quality and volume of new issuance, which is coming at about twice the rate of 2012.  According to Barclays, the rate of new issuance should be sufficient to replace the substantial quantity of convertibles maturing or otherwise leaving the market this year. We also purchased bonds convertible into the stock of Apple Computer from leading investment banks.

Comments on Selected Holdings

Over any period of time we expect that some of our positions will work as well or better than we had hoped, while others will present challenges.

Some of our top performers during the six-month period were:

•

A.M. Castle 7% due 12/15/2017 (1.8% of our bond portfolio as of 4/30/13).  This convertible returned over 35% during the period.  The market has been encouraged that this small specialty-metals distributor and processor (founded in Chicago in 1890) is moving forward with a major restructuring plan.  The company has been cutting costs and should be poised to show accelerating profits as the economy recovers.

•

Green Plains Renewable Energy 5.75% due 11/1/2015 (1.7% of our bond portfolio as of 4/30/13).  This convertible returned over 34% during the period. In the fall of 2012, this ethanol maker’s prospects appeared grim.   A summer-long drought had caused the price of corn, ethanol’s main input, to rise nearly 50%, even as gasoline prices were under pressure.  While we often look to sell companies whose businesses may be permanently impaired, we felt the company would return to profitability under normal weather conditions, and our meetings with management gave us added confidence that the market was substantially undervaluing the company’s non-ethanol assets.  GPRE subsequently bolstered its liquidity by selling some of those assets for a significant gain, and the profitability of the ethanol business has been recovering.

•

Wabash National 3.375% due 5/1/2018 (3.9% of our bond portfolio as of 4/30/13).  This convertible returned over 28% during the period. Wabash is a leading manufacturer of semi-trailers for the trucking industry.  The trailer fleet on the road today is quite old, since the previous major ordering cycle took place in the boom of the late 1990s and trailers typically last about 10-12 years. The renewal cycle, delayed because of the severe recession, is now hitting its stride and Wabash is a prime beneficiary.  Wabash’s Walker liquid transport division (paid for with the proceeds from the convertible) is also contributing.

As for the laggards, we note:

•

Broadsoft 1.5% due 7/1/2018 (1.9% of our bond portfolio as of 4/30/13). This convertible lost nearly 11% during the period. Broadsoft gave weaker than-expected guidance in its earnings call at the end of February, disappointing investors who had bid up the stock because of its recent growth.  We remain optimistic about the prospects of this company whose products and services enhance online communications.

•

Molycorp 3.25% due 6/15/2016 (1.6% of our bond portfolio as of 4/30/13).  This convertible lost over 9% during the period. Molycorp continues to experience cost overruns at its Mountain Pass rare-earth mine in California and to cope with weak demand.  Its most recent announcement, though, suggested that the second half of the year should see better results, and demand for Chinese rare-earths appears to be increasing.

•

Royal Gold 2.875% of 6/15/2019 (0.7% of our bond portfolio as of 4/30/13).  This convertible lost over 13% during the period. While we are not big fans of gold in general, we do think gold miners have a place in a diversified convertible portfolio. Nevertheless, the steep decline in gold prices (more than 14%) during the six-month period hurt Royal Gold’s stock price, as miners are typically leveraged to moves in gold’s spot price.

As we look to the next six months, as always, we hope for good times but prepare for difficult ones. We continue to believe that convertible bonds offer investors some of the best opportunities for capital preservation and upside potential through a full market cycle encompassing bull and bear markets. As always, we thank you for your confidence and trust in our management.

1275-NLD-5/29/2013

Sincerely,

Greg Miller, Co-Portfolio Manager

Michael Miller, Co-Portfolio Manager

Miller Convertible Fund

PORTFOLIO REVIEW (Unaudited)

Annualized Total Returns as of April 30, 2013 (Unaudited)
	Six		Since Inception*	Since Inception**	Since Inception***
	Months +	One Year	(Class A and I)	(Class C)	(Class NF)
Miller Convertible Fund:
Class A, without sales charge	11.27%	9.26%	5.88%	─	─
Class A, with sales charge of 5.75%	4.89%	2.98%	4.71%	─	─
Class I	11.60%	9.79%	6.50%	─	─
Class C	11.08%	8.72%	─	7.83%	─
Class NF	12.14%	10.83%	─	─	12.48%
ML All Conv Ex Mandatory Index	12.69%	15.09%	6.28%	11.70%	16.37%

* Class A and Class I shares commenced operations on December 27, 2007.

** Class C shares commenced operations on December 1, 2009.

*** Class NF shares commenced operations on August 8, 2011.

+ Not annualized

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I, Class C, and Class NF shares are 1.49%, 0.99%, 1.99%, and 0.99% respectively.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
April 30, 2013
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

CONVERTIBLE BONDS - 92.11%
AEROSPACE/DEFENSE - 1.48%
AAR Corp.	$ 1,000,000	2.2500		3/1/2016	$ 964,375
Alliant Techsystems, Inc.	2,000,000	3.0000		8/15/2024	2,211,250
Kaman Corp. - 144A	1,000,000	3.2500		11/15/2017	1,196,875
					4,372,500
AIRLINES - 1.30%
JetBlue Airways Corp.	2,500,000	6.7500		10/15/2039	3,871,875

APPAREL - 1.15%
Iconix Brand Group, Inc. - 144A	3,000,000	1.5000		3/15/2018	3,423,750

AUTO MANUFACTURERS - 3.63%
Wabash National Corp.	9,000,000	3.3750		5/1/2018	10,845,000

BANKS - 5.23%
Goldman Sachs Group, Inc.	7,000,000	0.0000		3/28/2016	8,111,740
Wells Fargo & Co.	8,000,000	0.0000		1/24/2020	7,511,200
					15,622,940
BIOTECHNOLOGY - 4.11%
Cubist Pharmaceuticals, Inc.	1,000,000	2.5000		11/1/2017	1,693,750
Gilead Sciences, Inc.	1,000,000	1.6250		5/1/2016	2,246,880
Illumina, Inc. - 144A	1,000,000	0.2500		3/15/2016	1,041,250
Medicines Co. - 144A	1,000,000	1.3750		6/1/2017	1,370,000
United Therapeutics Corp.	4,000,000	1.0000		9/15/2016	5,925,000
					12,276,880
BUILDING MATERIALS - 0.35%
Griffon Corp. - 144A	1,000,000	4.0000		1/15/2017	1,030,000

COMPUTERS - 1.61%
Mentor Graphics Corp.	3,000,000	4.0000		4/1/2031	3,553,125
SanDisk Corp.	1,000,000	1.5000		8/15/2017	1,262,500
					4,815,625
DISTRIBUTION/WHOLESALE - 2.59%
Titan Machinery, Inc.	8,000,000	3.7500		5/1/2019	7,745,000

DIVERSIFIED FINANCIAL SERVICES - 2.75%
BGC Partners, Inc.	5,000,000	4.5000		7/15/2016	5,187,500
DFC Global Corp. - 144A	3,000,000	3.2500		4/15/2017	2,977,500
					8,165,000
ELECTRICAL COMPONENTS & EQUIPMENT - 0.43%
EnerSys	1,000,000	3.3750	+	6/1/2038	1,278,130

ENERGY-ALTERNATE SOURCES - 1.53%
Green Plains Renewable Energy, Inc.	4,000,000	5.7500		11/1/2015	4,567,500

HEALTHCARE-PRODUCTS - 2.98%
Alere, Inc.	1,000,000	3.0000		5/15/2016	996,250
Hologic, Inc.	1,000,000	2.0000	+	3/1/2042	1,021,875
Integra Lifesciences Hld.	7,000,000	1.6250		12/15/2016	6,886,250
					8,904,375

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2013
Security	Principal Amount	Interest Rate (%)	Maturity Date	Value

HEALTHCARE-SERVICES - 1.79%
Lifepoint Hospitals, Inc.	$ 1,000,000	3.5000	5/15/2014	$ 1,088,750
Molina Healthcare, Inc. - 144A	4,000,000	1.1250	1/15/2020	4,255,000
				5,343,750
HOME BUILDERS - 3.74%
M/I Homes, Inc.	6,000,000	3.0000	3/1/2018	6,435,000
Meritage Homes Corp.	4,000,000	1.8750	9/15/2032	4,730,000
				11,165,000
HOUSEHOLD PRODUCTS - 0.79%
Jarden Corp. - 144A	2,000,000	1.8750	9/15/2018	2,348,420

INSURANCE - 0.71%
Tower Group, Inc.	2,000,000	5.0000	9/15/2014	2,130,000

INTERNET - 2.05%
Blucora, Inc. - 144A	1,000,000	4.2500	4/1/2019	1,033,125
BroadSoft, Inc.	5,000,000	1.5000	7/1/2018	5,100,000
				6,133,125
INVESTMENT COMPANIES - 5.00%
Ares Capital Corp.	1,000,000	4.8750	3/15/2017	1,061,250
KCAP Financial, Inc.	1,000,000	8.7500	3/15/2016	1,343,125
Prospect Capital Corp.	3,000,000	6.2500	12/15/2015	3,283,125
TICC Capital Corp. - 144A	9,000,000	7.5000	11/1/2017	9,247,500
				14,935,000
IRON/STEEL - 2.73%
Allegheny Technologies, Inc.	1,000,000	4.2500	6/1/2014	1,055,625
United States Steel Corp.	7,000,000	2.7500	4/1/2019	7,087,500
				8,143,125
MACHINERY-DIVERSIFIED - 3.24%
Altra Holdings, Inc.	7,000,000	2.7500	3/1/2031	8,251,250
Chart Industries, Inc.	1,000,000	2.0000	8/1/2018	1,416,250
				9,667,500
METAL FABRICATE/HARDWARE - 2.01%
AM Castle & Co. - 144A	2,700,000	7.0000	12/15/2017	4,986,562
RTI International Metals, Inc.	1,000,000	1.6250	10/15/2019	1,025,000
				6,011,562
MINING - 4.29%
AuRico Gold, Inc.	1,000,000	3.5000	10/1/2016	978,750
Horsehead Holding Corp.	4,200,000	3.8000	7/1/2017	4,218,375
Kaiser Aluminum Corp.	1,000,000	4.5000	4/1/2015	1,370,600
Molycorp, Inc.	7,000,000	3.2500	6/15/2016	4,261,250
Royal Gold, Inc.	2,000,000	2.8750	6/15/2019	1,972,500
				12,801,475
MISCELLANEOUS MANUFACTURING - 1.85%
Siemens Financial	3,000,000	1.0500	8/16/2017	3,132,180
Trinity Industries, Inc.	2,000,000	3.8750	6/1/2036	2,383,750
				5,515,930
OIL & GAS - 0.31%
Stone Energy Corp. - 144A	1,000,000	1.7500	3/1/2017	923,750

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2013
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

OIL & GAS SERVICES - 6.74%
Helix Energy Solutions Group, Inc.	$ 1,000,000	3.2500		3/15/2032	$ 1,256,480
Hornbeck Offshore Services, Inc. - 144A	4,000,000	1.5000		9/1/2019	4,630,000
Newpark Resources, Inc.	7,000,000	4.0000		10/1/2017	8,728,125
SEACOR Holdings, Inc. - 144A	5,000,000	2.5000		12/15/2027	5,490,625
					20,105,230
PHARMACEUTICALS - 3.91%
Endo Pharmaceuticals Holdings, Inc.	3,000,000	1.7500		4/15/2015	4,053,750
Salix Pharmaceuticals Ltd.	7,000,000	1.5000		3/15/2019	7,612,500
					11,666,250
PRIVATE EQUITY - 3.23%
Hercules Technology Growth Capital, Inc.	8,500,000	6.0000		4/15/2016	9,652,813

REAL ESTATE - 0.79%
Forestar Group, Inc.	2,000,000	3.7500		3/1/2020	2,353,750

REITS - 4.98%
IAS Operating Partnership LP - 144A	6,000,000	5.0000		3/15/2018	6,067,500
Pennymac Corp. - 144A	1,000,000	5.3750		5/1/2020	1,016,937
Starwood Property Trust, Inc.	7,000,000	4.5500		3/1/2018	7,787,500
					14,871,937
RETAIL - 1.61%
Coinstar, Inc.	1,000,000	4.0000		9/1/2014	1,313,125
Group 1 Automotive, Inc.	3,000,000	2.2500	+	6/15/2036	3,502,500
					4,815,625
SEMICONDUCTORS - 7.45%
GT Advanced Technologies, Inc.	9,000,000	3.0000		10/1/2017	7,683,750
Lam Research Corp.	3,000,000	0.5000		5/15/2016	3,234,375
Lam Research Corp.	2,000,000	1.2500		5/15/2018	2,290,000
Photronics, Inc.	5,000,000	3.2500		4/1/2016	5,534,375
Rudolph Technologies, Inc. - 144A	3,000,000	3.7500		7/15/2016	3,502,500
					22,245,000
SOFTWARE - 1.88%
Bottomline Technologies, Inc.	1,000,000	1.5000		12/1/2017	1,120,410
CSG Systems International, Inc. - 144A	1,000,000	3.0000		3/1/2017	1,138,750
Take-Two Interactive Software, Inc.	3,000,000	1.7500		12/1/2016	3,361,875
					5,621,035
TELECOMMUNICATIONS - 0.39%
Ixia	1,000,000	3.0000		12/15/2015	1,166,875

TRANSPORTATION - 0.39%
Bristow Group, Inc.	1,000,000	3.0000		6/15/2038	1,153,750

TRUCKING & LEASING - 3.09%
Greenbrier Cos, Inc.	9,000,000	3.5000		4/1/2018	9,219,375

TOTAL CONVERTIBLE BONDS					274,908,852
( Cost - $253,822,688)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2013
Security		Shares	Interest Rate (%)	Value

SHORT-TERM INVESTMENTS - 7.28%
MONEY MARKET FUND - 7.28%
Milestone Treasury Obligations Portfolio		21,727,672	0.0000 +	$ 21,727,672
TOTAL SHORT-TERM INVESTMENTS				21,727,672
( Cost - $21,727,672)

TOTAL INVESTMENTS - 99.39%
( Cost - $275,550,360) (a)				296,636,524
OTHER ASSETS LESS LIABILITIES- 0.61%				1,827,353
NET ASSETS - 100.00%				$ 298,463,877

TOTAL RETURN SWAP		Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)

Agreement with ReFlow Fund, LLC dated March 1, 2013 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.45%.		$ 15,000,000	3/1/2014	$ 97,234
______________
+ Adjustable rate security. Interest rate is as of Aptil 30, 2013.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 18.66% of net assets as of April 30, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $277,649,703 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appeciation:	$ 23,765,655
			Unrealized Depreciation:	(4,778,834)
			Net Unrealized Appreciation:	$ 18,986,821

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2013
	% of Net
Sector	Assets
Financial	22.68%
Consumer, Cyclical	14.03%
Consumer, Non-Cyclical	13.58%
Industrial	12.82%
Technology	10.95%
Energy	8.58%
Short-Term Investments	7.28%
Basic Materials	7.02%
Communications	2.45%
Other Assets Less Liabilities	0.61%
	100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2013

Assets:
Investments in Securities at Value (identified cost $275,550,360)	$ 296,636,524
Interest Receivable	2,064,733
Receivable for Securities Sold	544,991
Receivable from Fund Shares Sold	171,538
Receivable for Open Swap Contracts	97,234
Prepaid Expenses and Other Assets	63,820
Total Assets	299,578,840

Liabilities:
Redemptions Payable	311,840
Payable for Securities Purchased	506,252
Accrued Advisory Fees	150,700
Accrued Distribution Fees	98,777
Accrued Fees Payable to Other Affiliates	29,975
Accrued Expenses and Other Liabilities	17,419
Total Liabilities	1,114,963

Net Assets	$ 298,463,877

Composition of Net Assets:
At April 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 278,003,455
Distributions in Excess of Income	(2,560,593)
Accumulated Net Realized Gain from Security Transactions	1,837,617
Net Unrealized Appreciation on:
Investments	21,086,164
Swaps	97,234
Net Assets	$ 298,463,877

Net Asset Value Per Share
Class A Shares
Net Assets	$ 154,893,500
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	13,167,965
Net Asset Value and Redemption Price per Share	$ 11.76
($154,893,500 / 13,167,965)
Maximum Offering Price Per Share ($11.76/ .9425)	$ 12.48

Class I Shares
Net Assets	$ 64,723,540
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,486,243
Net Asset Value; Offering and Redemption Price per Share	$ 11.80
($64,723,540 / 5,486,243)

Class C Shares
Net Assets	$ 33,326,838
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,844,529
Net Asset Value; Offering and Redemption Price per Share	$ 11.72
($33,326,838 / 2,844,529)

Class NF Shares
Net Assets	$ 45,519,999
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,872,811
Net Asset Value; Offering and Redemption Price per Share	$ 11.75
($45,519,999 / 3,872,811)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2013

Investment Income:
Interest Income	$ 4,059,173
Total Investment Income	4,059,173

Expenses:
Investment Advisory Fees	1,068,372
Distribution Fees (Class A)	387,720
Distribution Fees (Class C)	155,984
Transfer Agent Fees	93,836
Administration Fees	68,163
Registration & Filing Fees	50,384
Non 12b-1 Shareholder Servicing Fees	27,180
Custody Fees	25,622
Trustees' Fees	23,355
Printing Expense	22,530
Legal Fees	18,792
Insurance Expense	14,856
Audit Fees	14,232
Chief Compliance Officer Fees	10,892
Miscellaneous Expenses	6,320
Total Expenses	1,988,238
Less: Fees waived by the Adviser for Class NF Shares	(204,410)
Net Expenses	1,783,828
Net Investment Income	2,275,345

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	2,441,160
Swaps	761,078
Total Net Realized Gain	3,202,238
Net Change in Unrealized Appreciation on:
Investments	25,484,487
Swaps	173,342
Total Net Change in Unrealized Appreciation	25,657,829
Net Realized and Unrealized Gain on Investments	28,860,067

Net Increase in Net Assets Resulting From Operations	$ 31,135,412

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2013	October 31, 2012
Operations:	(Unaudited)
Net Investment Income	$ 2,275,345	$ 7,154,405
Net Realized Gain (Loss) on Investments and Swaps	3,202,238	(1,694,591)
Net Change in Unrealized Appreciation on
Investments and Swaps	25,657,829	8,706,787
Net Increase in Net Assets
Resulting From Operations	31,135,412	14,166,601

Distributions to Shareholders From:
Net Investment Income
Class A ($0.14 and $0.24 per share, respectively)	(1,903,869)	(4,374,983)
Class I ($0.17 and $0.32 per share, respectively)	(890,604)	(1,529,225)
Class C ($0.13 and $0.18 per share, respectively)	(361,507)	(495,490)
Class NF ($0.23 and $0..43 per share, respectively)	(812,798)	(1,188,519)
	(3,968,778)	(7,588,217)
Net Realized Gains
Class A ($0.00 and $0.30 per share, respectively)	-	(5,803,606)
Class I ($0.00 and $0.30 per share, respectively)	-	(1,230,146)
Class C ($0.00 and $0.30 per share, respectively)	-	(798,962)
Class NF ($0.00 and $0.30 per share, respectively)	-	(728,879)
	-	(8,561,593)
Total Distributions to Shareholders	(3,968,778)	(16,149,810)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (2,296,493 and 6,606,003 shares, respectively)	25,872,592	70,988,116
Distributions Reinvested (139,162 and 812,450 shares, respectively)	1,614,277	8,494,418
Cost of Shares Redeemed (4,475,629 and 11,798,076 shares, respectively)	(52,974,463)	(126,820,682)
Total Class A Shares	(25,487,594)	(47,338,148)
Class I
Proceeds from Shares Issued (1,839,109 and 3,830,863 shares, respectively)	20,911,270	41,500,848
Distributions Reinvested (55,095 and 222,737 shares, respectively)	637,609	2,345,570
Cost of Shares Redeemed (1,756,819 and 2,554,713 shares, respectively)	(19,819,073)	(27,452,121)
Total Class I Shares	1,729,806	16,394,297
Class C
Proceeds from Shares Issued (271,300 and 944,209 shares, respectively)	3,084,468	10,174,874
Distributions Reinvested (28,350 and 115,558 shares, respectively)	327,731	1,204,471
Cost of Shares Redeemed (346,689 and 783,659 shares, respectively)	(3,857,712)	(8,402,035)
Total Class C Shares	(445,513)	2,977,310
Class NF
Proceeds from Shares Issued (947,819 and 1,510,346 shares, respectively)	10,641,022	16,306,908
Distributions Reinvested (64,771 and 164,682 shares, respectively)	740,576	1,738,779
Cost of Shares Redeemed (482,328 and 842,949 shares, respectively)	(5,465,424)	(9,091,736)
Total Class NF Shares	5,916,174	8,953,951
Total Beneficial Interest Transactions	(18,287,127)	(19,012,590)

Increase (Decrease) in Net Assets	8,879,507	(20,995,799)

Net Assets:
Beginning of Period	289,584,370	310,580,169
End of Period (Includes distributions in excess of net investment income
of $2,560,593 and $867,160, respectively)	$ 298,463,877	$ 289,584,370

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months								December 27, 2007*
	Ended		Year Ended October 31,						Through
	April 30, 2013		2012	2011		2010		2009	October 31, 2008
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.70		$ 10.76	$ 11.22		$ 10.09		$ 7.63	$ 10.00
Increase from operations:
Net investment income (a)	0.07		0.23	0.13		0.27		0.38	0.07
Net gain (loss) from securities
(both realized and unrealized)	1.13		0.25	(0.24)		1.25		2.17	(2.44)
Total from operations	1.20		0.48	(0.11)		1.52		2.55	(2.37)
Distributions to shareholders from:
Net investment income	(0.14)		(0.24)	(0.32)		(0.39)		(0.09)	-
Net realized loss	-		(0.30)	(0.03)		-		-	-
Total distributions	(0.14)		(0.54)	(0.35)		(0.39)		(0.09)	-

Net Asset Value, End of Period	$ 11.76		$ 10.70	$ 10.76		$ 11.22		$ 10.09	$ 7.63

Total Return (b)	11.27%		4.18%	(0.92)%		15.36%		33.75%	(23.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 154,894		$ 165,595	$ 213,763		$ 116,490		$ 57,730	$ 13,665
Ratio of expenses to average net assets,
before reimbursement/recapture	1.51%	(c)	1.48%	1.48%		1.68%		1.95%	2.86%	(c)
net of reimbursement/recapture	1.51%	(c)	1.48%	1.53%	(d)	1.75%	(d)	1.75%	1.75%	(c)
Ratio of net investment income
to average net assets	1.34%	(c)	2.12%	1.17%	(d)	2.59%	(d)	4.17%	1.01%	(c)
Portfolio turnover rate	78%		59%	69%		84%		60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months								December 27, 2007*
	Ended		Year Ended October 31,						Through
	April 30, 2013		2012	2011		2010		2009	October 31, 2008
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.73		$ 10.82	$ 11.29		$ 10.19		$ 7.68	$ 10.00
Increase from operations:
Net investment income (a)	0.10		0.28	0.19		0.34		0.44	0.13
Net gain (loss) from securities
(both realized and unrealized)	1.14		0.25	(0.23)		1.25		2.18	(2.45)
Total from operations	1.24		0.53	(0.04)		1.59		2.62	(2.32)
Distributions to shareholders from:
Net investment income	(0.17)		(0.32)	(0.40)		(0.49)		(0.11)	-
Net realized loss	-		(0.30)	(0.03)		-		-	-
Total distributions	(0.17)		(0.62)	(0.43)		(0.49)		(0.11)	-

Net Asset Value, End of Period	$ 11.80		$ 10.73	$ 10.82		$ 11.29		$ 10.19	$ 7.68

Total Return (b)	11.60%		4.79%	(0.39)%		16.07%		34.48%	(23.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 64,724		$ 57,387	$ 41,666		$ 21,512		$ 9,744	$ 421
Ratio of expenses to average net assets,
before reimbursement/recapture	1.01%	(c)	0.98%	0.98%		1.18%		1.65%	2.65%	(c)
net of reimbursement/recapture	1.01%	(c)	0.98%	1.00%	(d)	1.18%	(d)	1.21%	1.00%	(c)
Ratio of net investment income
to average net assets	1.84%	(c)	2.62%	1.70%	(d)	3.18%	(d)	4.69%	1.73%	(c)
Portfolio turnover rate	78%		59%	69%		84%		60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months				December 1, 2009 *
	Ended		Year Ended October 31,		Through
	April 30, 2013		2012	2011	October 31, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.67		$ 10.73	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.05		0.17	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	1.13		0.25	(0.23)	1.03
Total from operations	1.18		0.42	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.13)		(0.18)	(0.26)	(0.40)
Net realized loss	-		(0.30)	(0.03)	-
Total distributions	(0.13)		(0.48)	(0.29)	(0.40)

Net Asset Value, End of Period	$ 11.72		$ 10.67	$ 10.73	$ 11.17

Total Return (b)	11.08%		5.35%	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 33,327		$ 30,855	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	2.01%	(c)	1.98%	1.98%	2.20%	(c)
net of reimbursement	2.01%	(c)	1.98%	1.98%	2.20%	(c)
Ratio of net investment income
to average net assets	0.84%	(c)	1.62%	0.72%	2.34%	(c)
Portfolio turnover rate	78%		59%	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class NF
	Six Months		Year	August 8, 2011 *
	Ended		Ended	Through
	April 30, 2013		October 31, 2012	October 31, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.69		$ 10.79	$ 10.48
Increase from operations:
Net investment income (a)	0.16		0.39	0.08
Net gain from securities
(both realized and unrealized)	1.13		0.24	0.23
Total from operations	1.29		0.63	0.31
Distributions to shareholders from:
Net investment income	(0.23)		(0.43)	-
Net realized loss	-		(0.30)	-
Total distributions	(0.23)		(0.73)	-

Net Asset Value, End of Period	$ 11.75		$ 10.69	$ 10.79

Total Return (b)	12.14%		7.48%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 45,520		$ 35,748	$ 27,095
Ratio of expenses to average net assets,
before reimbursement	1.01%	(c)	0.98%	1.10%	(c)
net of reimbursement	0.00%	(c)	0.00%	0.00%	(c)
Ratio of net investment income
to average net assets	2.84%	(c)	3.61%	3.25%	(c)
Portfolio turnover rate	78%		59%	69%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

1.

ORGANIZATION

The Miller Convertible Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues four classes of shares designated as Class A, Class I, Class C and Class NF.  Class I, Class C and Class NF shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.  Class NF shares commenced operations on August 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$ -	$ 274,908,852	$ -	$ 274,908,852
Short-Term Investments	21,727,672	-	-	21,727,672
Total Investments in Securities	$ 21,727,672	$ 274,908,852	$ -	$296,636,524
Total Return Swap**	$ -	$ 97,234	$ -	$ 97,234

        There were no transfers between Level 1 and Level 2 during the current reporting period. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 during the current period presented.

        *Please refer to the Schedule of Investments for Industry classifications.

        **Represents variation margin on the last day of the reporting period.

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Wellesley Investment Advisors, Inc serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the six months ended April 30, 2013, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under receivable for open swap contracts.  At April 30, 2013, the receivable for open swap contracts was $97,234.  For the six months ended April 30, 2013, the net realized gain on swaps was $761,078 and the net change in unrealized appreciation was $173,342.

The average notional value of total return swaps that the Fund invested in during the six months ended April 30, 2013 was $12,584,843.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for fiscal year ends (2010-2012), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2013, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Legal –  On December 1, 2011, Miller Investment Trust, on behalf of the Miller Convertible Fund (the "Fund"), filed a civil suit against Morgan Stanley & Co. Incorporated and KPMG Hong Kong, seeking to recover damages for losses suffered related to an investment by the Fund in convertible debt issued by ShengdaTech, Inc. ("ShengdaTech").  Morgan Stanley & Co. served as the underwriter of the debt pursuant to offering documents issued December 10, 2010.  KPMG Hong Kong served as ShengdaTech's auditor for fiscal years 2008 through 2010.  Previously, on March 25, 2011, the Fund filed a civil suit against the officers and directors of ShengdaTech and Hansen, Barnett & Maxwell, P.C., ShengdaTech's auditor for fiscal year 2007, seeking to recover damages for losses suffered related to an investment by the Fund in the convertible debt issued by ShengdaTech.  Fund shareholders do not bear any direct expense related to the suits because counsel for the Fund is performing services on a contingency fee basis by which it would be paid a portion of any damages recovered.  Management of Miller Investment Trust does not believe an estimate of the likelihood of prevailing in any of these suits can be made, nor an estimate of the financial effect on the Fund if it were to prevail in any of these suits.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended April 30, 2013, the Adviser earned advisory fees of $1,068,372.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, at least until February 28, 2014 for Class NF, so that the total annual operating expenses of the Fund (excluding brokerage fees and commissions, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 0.00% of the average daily net. Prior to March 1, 2009, the Adviser had contractually agreed to limit the total annual expense ratio of Class I shares to 1.00% of its average daily net assets. Prior to February 28, 2012, the Adviser had contractually agreed to limit the total annual expense ratio of Class A, Class I, and Class C shares to 1.75%, 1.25% and 2.25%, respectively, of its average daily net assets. During the six months ended April 30, 2013, the Adviser reimbursed expenses of $204,410 on Class NF.

With the exception of Class NF, waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year in which the amounts were waived or recouped. As of April 30, 2013, the Adviser has fully recaptured all prior period expense reimbursement payments made to the Fund.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

An officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund(s) as follows:

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the six months ended April 30, 2013, the Fund incurred distribution fees of $387,720 and $155,984 for Class A shares and Class C shares, respectively.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended April 30, 2013, amounted to $111,833,792 and $134,472,465, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2012	October 31, 2011
Ordinary Income	$ 10,356,892	$ 5,542,930
Long-Term Capital Gain	5,059,823	1,166,648
Return of Capital	733,095	-
	$ 16,149,810	$ 6,709,578

As of October 31, 2012, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Capital	Late		Total
Ordinary	Long-Term	Loss	Year	Unrealized	Accumulated
Income	Capital Gains	Carry Forward	Losses	Depreciation	Deficits
$ 1,140,249	$ -	$ (1,348,795)	$ -	$ (6,497,666)	$ (6,706,212)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to the tax income on contingent convertible debt securities, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At October 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 1,348,795	$ -	$ 1,348,795	Non-Expiring

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities and reclassification of distributions resulted in reclassification for the period ended October 31, 2012 as follows:

Paid in	Accumulated Net	Accumulated Net Realized
Capital	Investment Loss	Loss from Security Transactions
$ (733,095)	$ (429,007)	$ 1,162,102

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.

 SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Miller Convertible Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

April 30, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During the Period* (11/1/12 to 4/30/13)
Actual
Class A	$1,000.00	$1,112.70	$ 7.91
Class I	$1,000.00	$1,116.00	$ 5.30
Class C	$1,000.00	$1,110.80	$10.52
Class NF	$1,000.00	$1,121.40	$ 0.00
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.31	$ 7.55
Class I	$1,000.00	$1,019.79	$ 5.06
Class C	$1,000.00	$1,014.83	$10.04
Class NF	$1,000.00	$1,024.79	$ 0.00

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.51% for Class A, 1.01% for Class I, 2.01% for Class C, and 0.00% for Class NF multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six-month period ended April 30, 2013).

Rev. October 2011

PRIVACY NOTICE
FACTS		WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

MILLER CONVERTIBLE FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Custodian	BNY Mellon One Wall Street New York, NY 10286

.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/Greg Miller

       Greg Miller, President and Treasurer

Date: 6/26/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date: 6/26/13